UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2024

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2024, Astrana Health, Inc. (the “Company”), following approval from the Compensation Committee of its Board of Directors (the “Compensation Committee”) and the Board of Directors (the “Board”), granted special one-time equity awards under the Company’s 2024 Equity Incentive Plan to certain key members of the Company’s leadership team. Given the highly competitive nature of the market for executive talent and the impact that the loss of key members of the leadership team would have on the Company at this stage of its development, the Compensation Committee and the Board determined that it was in the best interests of the Company and its stockholders to grant such equity awards in order to promote retention, reward performance and incentivize them to continue to drive stockholder return.

Pursuant to the foregoing, the following equity awards were granted:

•	Kenneth Sim, Executive Chairman of the Board: 200,000 shares of restricted stock, of which 133,333 shares are performance-based and 66,667 shares are time-based.

•	Thomas Lam, Vice Chairman of the Board: 40,000 shares of restricted stock, of which 26,667 shares are performance-based and 13,333 shares are time-based.

•	Brandon Sim, Chief Executive Officer and President: 104,200 restricted stock units, of which 69,814 units are performance-based and 34,386 units are time-based.

•	Chandan Basho, Chief Operating Officer and Chief Financial Officer: 47,000 restricted stock units, of which 31,490 units are performance-based and 15,510 units are time-based.

•	Dinesh Kumar, Chief Medical Officer: 67,238 performance-based shares of restricted stock.

The vesting terms and performance conditions of the awards granted to Dr. Sim and Dr. Lam are substantially similar to equity awards previously granted to each in December 2023, and the vesting terms and performance conditions of the awards granted to Mr. Sim and Mr. Basho are substantially similar to equity awards previously granted to each in April 2024, in each case as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024. The performance conditions for Dr. Kumar’s award relate to the successful integration of new partners and markets. The foregoing description of the equity awards does not purport to be complete and is subject to, and qualified in its entirety by reference to, the terms and conditions of the applicable forms of award agreements for the restricted stock and restricted stock units under the 2024 Equity Incentive Plan, copies of which were previously filed as Exhibit 10.4 and Exhibit 10.5, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2024 and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: November 12, 2024	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President